UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2017 (June 19, 2017)

AVANT DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54004	98-0599151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 Perry Parkway, Suite 8

Gaithersburg, MD 20877

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (732) 410-9810

8561 East Anderson Drive, Suite 104

Scottsdale, AZ 85225

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities
Item 3.03	Material Modification to Rights of Security Holders

June 2017 Financing

On June 19, 2017, the Company entered into a securities purchase agreement (the “Agreement”) with an accredited investor (the “June 2017 Investor”) pursuant to which the June 2017 Investor purchased a Senior Secured Convertible Note for an aggregate purchase price of $25,000 (the “June 2017 Note”). The June 2017 Notes bear interest at 8% and mature thirty-six months from the date of issuance. The June 2017 Notes will be convertible at the option of the holder at any time into shares of common stock, at an initial conversion price equal to $0.06 per share, subject to adjustment (“June 2017 Initial Conversion Price”).

In connection with the Agreement, the June 2017 Investor received an aggregate of 50,000 shares of common stock (the “June 2017 Commitment Shares”), a warrant to purchase such number of shares of common stock equal to 200% of their subscription amount divided by the June 2017 Initial Conversion Price (the “June 2017 Warrant”) and a purchase right to purchase such number of shares of common stock equal to 800% of their subscription amount divided by the June 2017 Initial Conversion Price (the “June 2017 Right”). The June 2017 Warrant is exercisable for a period of five years from the date of issuance at an initial exercise price of $0.06. The June 2017 Right is exercisable beginning on the eighteen (18) month anniversary of the date of issuance until the five year anniversary of the date of issuance at an initial exercise price of $0.06.

The conversion price of the June 2017 Note is subject to customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like. The exercise price of the June 2017 Warrant and the June 2017 Right are subject to anti-dilution adjustment for subsequent lower price financings by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

Following the six (6) month anniversary of the date of the Agreement, the June 2017 Investor shall have the option to call on the Company for the redemption of the June 2017 Note from the Investor, provided that the Company has raised sufficient funds to repay such June 2017 Note. In the event of such optional redemption, the June 2017 Investor shall be paid in the full principal amount and all other accrued and unpaid interest to the date of redemption.

The June 2017 Note provides that until the June 2017 Note is no longer outstanding, any subsequent financing by the Company, whether in debt or equity, shall require prior written consent of June 2017 Investor. In addition, in the event of a subsequent financing (except for certain exempt issuances as provided in the June 2017 Note) by the Company, the June 2017 Investor will have the right to participate in such subsequent financing up to an amount equal to the subscriber’s proportionate share of the subsequent financing based on such subscriber’s participation in the offering on the same terms, conditions and price provided for in the subsequent financing. The June 2017 Note also provide that for as long as the June 2017 Note is outstanding, in the event of a subsequent financing (except for certain exempt issuances as provided in the June 2017 Note), the subscriber may elect, in its sole discretion, to exchange all, but not less than all, of the Securities then held by June 2017 Investor for any securities issued in a subsequent financing based on the outstanding principal amount of the June 2017 Note.

The Company agreed that while the June 2017 Note is outstanding, it will not enter into any variable rate transactions with any investor.

The Company shall include on the next registration statement the Company files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon conversion of the June 2017 Note and all shares issuable upon exercise of the June 2017 Warrant and June 2017 Rights, and the June 2017 Commitment Shares (the “Registrable Securities”). Failure to include such on the registration statement will result in liquidated damages of 25% of the outstanding principal balance of the June 2017 Note, but not less than $100,000, being immediately due and payable to the June 2017 Investor at its election in the form of cash payment provided however if the reason for such non-registration of all or any portion of the Registrable Securities is the result of either (i) in the case of an underwritten offering, the managing underwriter as set forth below or (ii) SEC Guidance (as defined in the June 2017 Note) under Rule 415 or similar rule which limits the number of Registrable Securities which may be included in a registration statement with respect to June 2017 Investor, no liquidated damages will be due and payable to the June 2017 Investor.

The June 2017 Investor shall have the right to appoint up to four directors on our board of directors.

The full principal amount of the June 2017 Notes are due upon a default under the terms of the June 2017 Notes. The June 2017 Notes rank senior to all current and future indebtedness of the Company (but are pari passu with the senior secured notes issued between June 2017 and September 2017) and are secured by all of the assets of the Company pursuant to the terms of that certain pledge and security agreement, entered into in connection with the June 2017 Note.

As of the date hereof, the Company is obligated on $325,000 face amount of June 2017 Notes issued to the June 2017 Investor. The June 2017 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The securities sold in the June 2017 Financing were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The June 2017 Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

July 2017 Black Mountain Settlement

On July 7, 2017, the Company entered into a satisfaction of note (the “Satisfaction of Note”) with Black Mountain Equity Partners LLC, the holder of a promissory note in the aggregate principal amount of $25,000 (the “Black Mountain Note”) Pursuant to the terms of the Satisfaction of Note, the Company agreed to pay off the Black Mountain Note for an aggregate principal amount of $25,000 by August 1, 2017 (the Black Mountain Settlement”) and 62,500 common stock. The parties have agreed to extend the payment of the Settlement Amount until October 31, 2017.

The securities sold pursuant to the Black Mountain Settlement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

July 2017 Coastal Exchange Agreement

On July 14, 2017, the Company entered into an Exchange Agreement (the “Coastal Exchange Agreement”) with Coastal Investment Partners, LLC. Prior to the execution of the Coastal Exchange Agreement, the Company agreed to exchange the principal amount due under the convertible promissory note issued July 6, 2016 plus accrued but unpaid interest and default and other amounts due and payable under such notes (the “July 2016 Notes”) in exchange for the issuance of new convertible promissory notes due January 15, 2018 in the aggregate principal amount of $380,250.00, which new notes are on substantially similar terms to the Nov 2016 Notes (the “New Coastal51 Note”). Pursuant to the terms of the Coastal Exchange Agreement, the Company and Coastal agreed to exchange the New Coastal51 Notes for the issuance of new convertible promissory notes due July 14, 2019 in the aggregate principal amount of $442,325.00, (the “New Coastal Note”). In connection with the Coastal Exchange Agreement, the Company and the investor agreed to a binding letter of intent whereby the Company agreed, to among other things, upon getting current and releasing the New Coastal Note from escrow to issue the investor 750,000 shares of the Company’s common stock related to an adjustment that resulted under the July 2016 Notes because of the issuance of the Nov 2016 Notes and the Company agreed to get current in its ongoing reporting requirements with the Securities and Exchange Commission within 90 days of the execution of the Coastal Exchange Agreement. If the Company does not get current within the 90-day period, the New Coastal Notes are null and void and shall revert back to the Coastal51 Notes issued to the investors.

The notes issues to Coastal are secured by a first priority security interest to Coastal in the Company’s Equipment Assets (as defined in the pledge agreement) and a second prior security interest in the Company’s Intellectual Property Assets (as defined in the pledge agreement), all which are currently owned by the Company pursuant to the terms of that certain pledge and security agreement, entered into in connection with the Coastal Exchange Agreement.

The securities issued and sold is this transaction were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 3(a)(9) or Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which is attached hereto as Exhibit 4.4, Exhibit 4.5, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6 and incorporated herein by reference. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

July 2017 October 2016 Investors Exchange Agreement

On July 28, 2017, the Company entered into an Exchange Agreement (the “October 2016 Investors Exchange Agreement”) with the investors who purchased promissory notes in October 2016 (the “October 2016 Investors”). Pursuant to the terms of the October 2016 Exchange Agreement, the Company agreed to exchange the principal amount due under the convertible promissory notes issued to the October 2016 Investors plus other amounts due and payable under such notes in exchange for the issuance of new convertible promissory notes due July 28, 2019 in the aggregate principal amount of $51,200 (the “New October 2016 Notes”). In connection with the October 2016 Investors Exchange Agreement, the Company and the investors agreed to a binding letter of intent whereby the Company agreed, to among other things, the Company agreed to get current in its ongoing reporting requirements with the Securities and Exchange Commission within 120 days of the execution of the October 2016 Investors Exchange Agreement. If the Company does not get current within the 120-day period, the New October 2016 Notes are null and void and shall revert back to the original notes issued to the investors. In connection with the issuance of the New October 2016 Notes, the October 2016 Investors agreed to waive all accrued interest and penalties related to the October 2016 Notes, upon getting current and releasing from escrow to issue through the execution date of the exchange for the purchase of an aggregate of 793,390 shares of the Company’s common stock, which shares shall be kept by the October 2016 Investors whether or not the Company meets its conditions under the letter of intent.

The securities issued and sold is this transaction were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 3(a)(9) or Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which is attached hereto as Exhibit 4.6, Exhibit 10.7 and Exhibit 10.8 and incorporated herein by reference. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

August 2017 Financing

On August 8, 2017, the Company entered into a securities purchase agreement (the “August 2017 Agreement”) with an accredited investor (the “August 2017 Investor”) pursuant to which the August 2017 Investor purchased a Senior Secured Convertible Note for an aggregate purchase price of $75,000 (the “August 2017 Note”). The August 2017 Notes bear interest at 8% and mature thirty-six months from the date of issuance. The August 2017 Notes will be convertible at the option of the holder at any time into shares of common stock, at an initial conversion price equal to $0.06 per share, subject to adjustment (“August 2017 Initial Conversion Price”).

In connection with the Agreement, the August 2017 Investor received an aggregate of 150,000 shares of common stock (the “August 2017 Commitment Shares”), a warrant to purchase such number of shares of common stock equal to 200% of their subscription amount divided by the August 2017 Initial Conversion Price (the “June 2017 Warrant”) and a purchase right to purchase such number of shares of common stock equal to 800% of their subscription amount divided by the August 2017 Initial Conversion Price (the “June 2017 Right”). The August 2017 Warrant is exercisable for a period of five years from the date of issuance at an initial exercise price of $0.06. The August 2017 Right is exercisable beginning on the eighteen (18) month anniversary of the date of issuance until the five year anniversary of the date of issuance at an initial exercise price of $0.06.

The conversion price of the August 2017 Note is subject to customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like. The exercise price of the August 2017 Warrant and the August 2017 Right are subject to anti-dilution adjustment for subsequent lower price financings by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

Following the six (6) month anniversary of the date of the Agreement, the August 2017 Investor shall have the option to call on the Company for the redemption of the June 2017 Note from the Investor, provided that the Company has raised sufficient funds to repay such June 2017 Note. In the event of such optional redemption, the June 2017 Investor shall be paid in the full principal amount and all other accrued and unpaid interest to the date of redemption.

The August 2017 Note provides that until the August 2017 Note is no longer outstanding, any subsequent financing by Company, whether in debt or equity, shall require prior written consent of August 2017 Investor. In addition, in the event of a subsequent financing (except for certain exempt issuances as provided in the August 2017 Note) by the Company, the August 2017 Investor will have the right to participate in such subsequent financing up to an amount equal to the subscriber’s proportionate share of the subsequent financing based on such subscriber’s participation in the offering on the same terms, conditions and price provided for in the subsequent financing. The August 2017 Note also provide that for as long as the August 2017 Note is outstanding, in the event of a subsequent financing (except for certain exempt issuances as provided in the August 2017 Note), the subscriber may elect, in its sole discretion, to exchange all, but not less than all, of the Securities then held by August 2017 Investor for any securities issued in a subsequent financing based on the outstanding principal amount of the August 2017 Note.

The Company agreed that while the August 2017 Note is outstanding, it will not enter into any variable rate transactions with any investor.

The Company shall include on the next registration statement the Company files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon conversion of the August 2017 Note and all shares issuable upon exercise of the August 2017 Warrant and August 2017 Rights, and the August 2017 Commitment Shares (the “August 2017 Financing Registrable Securities”). Failure to include such on the registration statement will result in liquidated damages of 25% of the outstanding principal balance of the August 2017 Note, but not less than $100,000, being immediately due and payable to the August 2017 Investor at its election in the form of cash payment provided however if the reason for such non-registration of all or any portion of the August 2017 Financing Registrable Securities is the result of either (i) in the case of an underwritten offering, the managing underwriter as set forth below or (ii) SEC Guidance (as defined in the August 2017 Note) under Rule 415 or similar rule which limits the number of August 2017 Financing Registrable Securities which may be included in a registration statement with respect to August 2017 Investor, no liquidated damages will be due and payable to the August 2017 Investor.

The August 2017 Investor shall have the right to appoint up to two directors on our board of directors.

The full principal amount of the August 2017 Notes are due upon a default under the terms of the August 2017 Notes. The August 2017 Notes rank senior to all current and future indebtedness (but are pari passu with the senior secured notes issued between June 2017 and September 2017) of the Company and are secured by all of the assets of the Company pursuant to the terms of that certain pledge and security agreement, entered into in connection with the August 2017 Note.

As of the date hereof, the Company is obligated on $75,000 face amount of August 2017 Notes issued to the August 2017 Investor. The August 2017 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The securities sold in the August 2017 Financing were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The August 2017 Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 4.7, Exhibit 4.8, Exhibit 4.9, Exhibit 10.9 and Exhibit 10.10 and incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

June 2017 Investor’s August 2017 Investment

On August 25, 2017, the Company entered into a securities purchase agreement (the “August 2017 SPA”) with the June 2017 Investor pursuant to which the June 2017 Investor purchased a Senior Secured Convertible Note for an aggregate purchase price of $50,000 on the same terms as the June 2017 Financing discussed above. In connection with the August 2017 SPA, the June 2017 Investor received an aggregate of 100,000 shares of common stock as commitment shares, a warrant to purchase such number of shares of common stock equal to 200% of their subscription amount divided by the June 2017 Initial Conversion Price and a purchase right to purchase such number of shares of common stock equal to 800% of their subscription amount divided by the June 2017 Initial Conversion Price, all on the same terms as the June 2017 Financing described above.

As of the date hereof, the Company is obligated on $375,000 face amount of notes issued to the June 2017 Investor. The notes issued to the June 2017 are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The securities sold were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The June 2017 Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Binding LOI with June 2017 Investor and August 2017 Investor

On August 25, 2017 the Company entered into a binding letter of intent with the June 2017 Investor and the August 2017 Investor (the “Investors”) whereby the parties agreed that the offering documents would be amended to add an additional conversion feature wherein the June 2017 Investment could be exchanged and/or converted into a class of the Company’s preferred stock to be created (the “Preferred Stock”) that is convertible into the equivalent of 49.99% of the then outstanding common stock of the Company pro-rata on an as converted basis based upon a total investment of $750,000 into the June 2017 Investment. The Preferred Stock shall also have the right to vote alongside the common stock on an as converted basis. The ability of the Investors to convert the June 2017 Investment into Preferred Stock is subject to the execution of definitive documentation between the parties.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which is attached hereto as Exhibit 10.11, and incorporated herein by reference. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Commissiong Consulting Arrangement

On July 28, 2016, the Company entered into a consulting arrangement with Gerald E. Commissiong (the “Consultant”) pursuant to which consultant agreed to provide certain management consulting services to the Company in consideration for a fee of $225,000 per year. Mr. Commissiong has accrued his entire cash consulting compensation to the current date. The arrangement was extended for an additional year on March 1, 2017. In addition, as part of the consulting arrangement, the Company granted Mr. Commissiong the right to purchase 20,000,000 shares of the Company’s common stock at price of $0.00001 per share. In March 2017, Mr. Commissiong purchased 5,000,000 shares of the Company’s common stock for an aggregate purchase price $50. On August 25, 2017, Consultant purchased 15,000,000 shares of the Company’s common stock, to be vested over a 3 year period from the date of issuance, for an aggregate purchase price of $150. The securities sold were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Consultant is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.

September 2017 Financing

On September 5, 2017, the Company entered into a securities purchase agreement (the “September 2017 Agreement”) with an accredited investor (the “September 2017 Investor”) pursuant to which the September 2017 Investor purchased a Senior Secured Convertible Note for an aggregate purchase price of $75,000 (the “September 2017 Note”). The September 2017 Notes bear interest at 8% and mature thirty-six months from the date of issuance. The September 2017 Notes will be convertible at the option of the holder at any time into shares of common stock, at an initial conversion price equal to $0.06 per share, subject to adjustment (“September 2017 Initial Conversion Price”).

In connection with the September 2017 Agreement, the September 2017 Investor received an aggregate of 150,000 shares of common stock (the “September 2017 Commitment Shares”), a warrant to purchase such number of shares of common stock equal to 200% of their subscription amount divided by the September 2017 Initial Conversion Price (the “June 2017 Warrant”) and a purchase right to purchase such number of shares of common stock equal to 800% of their subscription amount divided by the August 2017 Initial Conversion Price (the “June 2017 Right”). The September 2017 Warrant is exercisable for a period of five years from the date of issuance at an initial exercise price of $0.06. The September 2017 Right is exercisable beginning on the eighteen (18) month anniversary of the date of issuance until the five year anniversary of the date of issuance at an initial exercise price of $0.06.

The conversion price of the September 2017 Note is subject to customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like. The exercise price of the September 2017 Warrant and the September 2017 Right are subject to anti-dilution adjustment for subsequent lower price financings by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

Following the six (6) month anniversary of the date of the Agreement, the September 2017 Investor shall have the option to call on the Company for the redemption of the June 2017 Note, provided that the Company has raised sufficient funds to repay such September 2017 Note. In the event of such optional redemption, the September 2017 Investor shall be paid in the full principal amount and all other accrued and unpaid interest to the date of redemption.

The September 2017 Note provides that until the September 2017 Note is no longer outstanding, any subsequent financing by Company, whether in debt or equity, shall require prior written consent of a majority of holders of senior secured notes. In addition, in the event of a subsequent financing (except for certain exempt issuances as provided in the September 2017 Note) by the Company, the September 2017 Investor will have the right to participate in such subsequent financing up to an amount equal to the subscriber’s proportionate share of the subsequent financing based on such subscriber’s participation in the offering on the same terms, conditions and price provided for in the subsequent financing. The September 2017 Note also provide that for as long as the September 2017 Note is outstanding, in the event of a subsequent financing (except for certain exempt issuances as provided in the September 2017 Note), the subscriber may elect, in its sole discretion, to exchange all, but not less than all, of the Securities then held by September 2017 Investor for any securities issued in a subsequent financing based on the outstanding principal amount of the September 2017 Note.

The Company agreed that while the September 2017 Note is outstanding, it will not enter into any variable rate transactions with any investor.

The Company shall include on the next registration statement the Company files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon conversion of the August 2017 Note and all shares issuable upon exercise of the September 2017 Warrant and September 2017 Rights, and the September 2017 Commitment Shares (the “September 2017 Financing Registrable Securities”). Failure to include such on the registration statement will result in liquidated damages of 25% of the outstanding principal balance of the August 2017 Note, but not less than $100,000, being immediately due and payable to the September 2017 Investor at its election in the form of cash payment provided however if the reason for such non-registration of all or any portion of the September 2017 Financing Registrable Securities is the result of either (i) in the case of an underwritten offering, the managing underwriter as set forth below or (ii) SEC Guidance (as defined in the September 2017 Note) under Rule 415 or similar rule which limits the number of September 2017 Financing Registrable Securities which may be included in a registration statement with respect to September 2017 Investor, no liquidated damages will be due and payable to the September 2017 Investor.

The full principal amount of the September 2017 Notes are due upon a default under the terms of the September 2017 Notes. The September 2017 Notes rank senior to all current and future indebtedness of the Company (but are pari passu with the senior secured notes issued between June 2017 and September 2017) and are secured by all of the assets of the Company pursuant to the terms of that certain pledge and security agreement, entered into in connection with the September 2017 Note.

As of the date hereof, the Company is obligated on $75,000 face amount of September 2017 Notes issued to the September 2017 Investor. The September 2017 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The securities sold in the September 2017 Financing were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The September 2017 Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 4.10, Exhibit 4.11, Exhibit 4.12, Exhibit 10.12 and Exhibit 10.13 and incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Goix Appointment

On June 20, 2017, the board of directors of the Company added Philippe Goix, PhD, MBA as chief executive officer of the Company, effective immediately. On August 25, 2017, the board of directors of the Company added Philippe Goix, PhD, MBA as a director of the Company, effective immediately.   Dr. Goix does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.  There is no understanding or arrangement between Dr. Goix and any other person pursuant to which Dr. Goix was selected as an executive officer.  There are no transactions in which Dr. Goix has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Dr. Goix brings to Avant 20 years of experience in the Life Sciences tools, Diagnostics and Health Information areas, where he has raised over $140M in debt and equity capital. Most recently, Dr. Goix served as President & CEO of Prism Health Diagnostics, Inc. (PHDX), which he co-founded in late 2015 to establish ongoing wellness monitoring services as a business by delivering biomarker data to primary-care physicians and consumers to empower consumers to make better health decisions. Dr. Goix left PHDX in March of 2017 to pursue the opportunity with Avant. Prior to PHDX, Dr. Goix consulted for several healthcare companies from 2013 to 2015. Between 2004 through 2013, Dr. Goix served as President & CEO of Singulex, Inc., a personalized healthcare diagnostics company focused on improving outcomes in the $300B diabetes-cardiovascular space. During his tenure, Dr. Goix built a business comprising of three divisions: a laboratory testing division under CLIA, a proprietary pharma services division and an FDA-focused diagnostic development division. From 1997 to 2004, Dr. Goix served as President & CEO of Guava Technologies, Inc. where Dr. Goix successfully commercialized multiple commercial products still in use today. Guava Technologies was acquired by Merck Millipore in 2008. In academia, Dr. Goix served as a research scientist at Stanford University, Lawrence Livermore Laboratory, Sandia Research Laboratory and Centre National de Recherche Scientifique in France. Dr. Goix was also a post-doctoral fellow at UC Berkeley. Dr. Goix received his PhD in Physics from Universite de Rouen in France in 1987, and his MBA in Marketing with a Finance emphasis from University of San Francisco in 1995.

Goix Offer Letter

The Company entered into an offer letter dated June 19, 2017 (the “Offer Letter”) with Dr. Goix. The Offer Letter has no specified term, and Dr. Goix’s employment with the Company will be on an at-will basis. Dr. Goix’s employment with the Company will commence on June 20, 2017 (the “Start Date”).

Base Salary and Bonus. Dr. Goix will receive an annual base salary of $120,000. Upon the Company raising at least an additional $1,750,000 through the sale of its equity and/or debt securities (the “Initial Financing”), Dr. Goix’s salary will increase to $240,000 per year. In addition, upon the Company listing its shares on a national securities exchange and completing an additional capital raise for aggregate gross proceeds of an additional $5,000,000 beyond the Initial Financing, Dr. Goix’s salary will increase to $360,000 per year.

Sign-on Bonus. Dr. Goix will receive a one-time sign-on bonus of $15,000 and reimbursement for accrued travel expenses incurred during the recruitment process of $4,500.

Performance Bonus. Upon the Company raising an additional $1,500,000 through the sale of its equity and/or debt securities (excluding any securities sold in the Company’s financing disclosed on a Current Report on Form 8-K filed with the Commission on June 20, 2017) (the “Financing”), Dr. Goix shall be entitled to a cash bonus equal to the following: (i) $50,000 if the Financing is completed within 3 months of the date of the Offer Letter, (ii) $40,000 if the Financing is completed within 5 months of the date of the Offer Letter, and (iii) $30,000 if the Financing is completed within 7 months of the date of the Offer Letter.

Equity Compensation. Subject to further approval of the Company’s board of directors, Dr. Goix will be granted an option to purchase up to 22 million shares of the Company’s common stock, subject to mutually agreed upon time milestones and success-based milestones. The exercise price per share will be equal to the fair market value per share on the date the option is granted. The options will be granted upon the Company raising aggregate gross proceeds of $500,000 from the sale of its equity and/or debt securities.

Other Benefits and Terms. Dr. Goix will be eligible to participate in the group benefit programs generally available to senior executives of the Company.

Dr. Goix has entered into the Company’s standard form of Employee Invention Assignment and Confidentiality Agreement, which is attached as Exhibit A to the Offer Letter.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is filed as Exhibit 10.14 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the press release announcing Dr. Goix’s appointment as Chief Executive Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Linn Separation

On June 2, 2017, the Company entered into a Separation and Release Agreement (the “Separation Agreement”) with Gregg Linn, the Company’s former Chief Executive Officer, pursuant to which Mr. Linn’s status as chief executive officer and director of the Company ended effective June 2, 2017. Pursuant to the Agreement, the Company shall (a) pay Mr. Linn a lump sum cash payment of $30,000 upon on the Effective Date (as defined in the Agreement), (b) reimburse Mr. Linn for expenses paid on behalf of the Company, $2,500 of which will be paid on the Effective Date, and (c) upon the earliest occurrence of a Triggering Event (as defined in the Separation Agreement), the Company shall pay Mr. Linn a lump sum cash payment of $180,000 within three (3) business days of the date a Triggering Event occurs. In addition, the Company shall issue Mr. Linn 15,000,000 restricted shares of the Company’s common stock (“Equity Issue”) which Equity Issue shall vest quarterly over three (3) years from the termination date in accordance with the terms of that certain restricted stock award agreement. All shares of common stock currently held by Mr. Linn, including the Equity Issue, shall be subject to the terms of that certain lockup agreement, dated May 11, 2016. Finally, Mr. Linn was granted “piggyback” registration rights, subject to certain exceptions, to include on the next registration statement the Company files with SEC for a primary offering (excluding any securities to be included on Form S-4 or S-8) of its equity securities (or on the subsequent registration statement if such registration statement is withdrawn) such number of shares of the Company’s common stock held by the Mr. Linn and/or his assigns equal to eight percent (8%) of the aggregate value of the securities to be included on such registration statement, subject to certain limitations. Pursuant to the Agreement, Mr. Linn has agreed to comply with the confidential information and noncompetition and nonsolicitation provisions in the Executive Employment Agreement dated October 1, 2014 between Mr. Linn and the Company. The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.15 and 10.16. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Director Resignations

On June 2, 2017, Joe Roth resigned as a director of the Company, effective immediately. There was no disagreement or dispute between Mr. Roth and the Company which led to his resignation.

On June 2, 2017, Randall Letcavage resigned as a director of the Company, effective immediately. There was no disagreement or dispute between Mr. Letcavage and the Company which led to his resignation.

On August 25, 2017, the Board of Directors accepted the resignation of Gerald Commissiong from the Board of Directors of the Company, effective immediately. There was no disagreement or dispute between Mr. Commissiong and the Company which led to his resignation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 13, 2017, the Company filed a Certificate of Withdrawal of Certificate of Designations (the “Certificate of Withdrawal”) with the Nevada Secretary of State. The Certificate of Withdrawal eliminates the Company’s Series B Preferred Stock, par value $0.001 per share, from the Company’s articles of incorporation, as amended. No shares of the Series B Preferred Stock were outstanding at the time of filing of the Certificate of Withdrawal. A copy of the Certificate of Withdrawal is included as Exhibit 3.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

MemoryDX Litigation

On or about September 16, 2016, Memory DX, LLC (“MDX”) filed a lawsuit against Amarantus Biosciences Holdings, Inc. (“AMBS”), Amarantus Bioscience Holdings, Inc., Amarantus Diagnostics, Inc., the Company and Avant Diagnostics Acquisition Corporation, et al (collectively the “Defendants”) in the Superior Court of the State of Arizona, County of Maricopa (Case Number CV2016-015026) (the “AZ Court”). On or about December 14, 2016, a default judgment (the “Default Judgment”) was rendered in the Court against the Defendants. On or about February 15, 2017, MDX and the Defendants entered into a settlement agreement related to the satisfaction of the Default Judgment. On May 25, 2017, the parties entered into an amended and restated settlement agreement pursuant to which in consideration for fully satisfying the Default Judgment, the Company paid MDX $30,000, (the “Initial Cash Amount”). In addition, the Company agreed to pay MDX an aggregate of $175,000 by July 30, 2017 (the “Additional Cash Amount” and together with the Initial Cash Amount, the “Cash Consideration”). If the Additional Cash Amount was not paid by July 30, 2017, the Company agreed to pay MDX $20,000 per month beginning August 30, 2017 in full satisfaction of the Additional Cash Amount. On September 19, 2017, the parties entered into a second amended and restated settlement agreement pursuant to which in consideration for fully satisfying the Default Judgment, the Company agreed to provide MDX the following: (i) an aggregate of $250,000 (the “Cash Consideration”) payable as follows: (i) $35,000 which has been previously paid, (ii) $3,500 which was paid upon execution of the agreement (iii) $2,000 which will be payable on the last calendar day of each month for October and November 2017, (iv) $5,000 which will be payable on the last calendar day for December 2017 and each of January and February 2018 and (v) $10,000 which will be payable on the last calendar day of each month until the full consideration is paid. Notwithstanding the foregoing, upon the sale by the Company of its equity securities in a single offering for aggregate gross proceeds of at least $7,500,000 (the “Qualified Offering”) after the date of the agreement, the Company will pay any remaining amount of the Cash Consideration then outstanding upon the final closing of such Qualified Offering . The Company previously issued to MDX 5,000,000 restricted shares of common stock (the “Initial Shares”) on or prior to the date of the amended agreement as partial consideration for the Default Judgment. In addition, the Company agreed to issue MDX an additional 5,000,000 restricted shares of common stock (the “Additional Shares”). Within three (3) business days of the issuance of the Additional Shares, MDX shall take all necessary action to withdraw the recorded Default Judgment. The Default Judgment shall be set aside without prejudice. Upon a default of the obligations to timely pay the Cash Consideration, after written notice and five (5) business days to cure, MDX will be entitled to reinstate the Default Judgment. MDX shall assign the License Agreement between MDX and University of Leipzig dated May 22, 2013, as amended, to the Company, as well as assign the Asset Purchase Agreement between MDX and AMBS to the Company upon final settlement of this matter. The foregoing description of the settlement agreement is qualified in its entirety by reference to the full text of the settlement agreement, which is filed as Exhibit 10.17 to this Current Report on Form 8-K and is incorporated by reference herein.

PHDX Transaction

On November 28, 2016, the Company entered into a Binding Letter of Intent (the “Binding LOI”) with Prism Health Dx, Inc. (“PHDX”) for a business combination transaction wherein the Company agreed to issue such number of shares of common stock equal to 50% of the post-transaction outstanding shares of the Company to the shareholders of PHDX in exchange for the acquisition of 100% of the outstanding common stock of PHDX. At the time, the Company and PHDX entered into the Binding LOI, Mr. Philippe Goix was the President & CEO of PHDX. The Binding LOI contained exclusivity provisions wherein PHDX agreed not to enter into negotiations or discussions with third parties regarding similar transactions for a period of 90 days from the date of the Binding LOI (the “Exclusivity Period”). Concurrently with the execution of the Binding LOI, the Company agreed to lend PHDX an aggregate of $200,000, which was evidenced by a promissory note that bears interest at 5% per annum and matures one year from the date of issuance to support PHDX’s ongoing working capital needs to complete the transaction (the “Bridge Note”). The transaction was not consummated within the Exclusivity Period and the parties are no longer pursuing the transaction. The Binding LOI was canceled in March 2017 and companies did not consummate the contemplated business combination transaction.  On July 3, 2017 the Company entered into a settlement agreement with PHDX with respect to The Bridge Note wherein PHDX repaid $100,000 to the Company in exchange for the extinguishment of the Bridge Note.

THI Litigation

On or about April 24, 2017, John G. Hartwell (“Hartwell”) and Corrine Ramos (“Ramos” and collectively with Hartwell, the “Plaintiffs”) filed a lawsuit against the Company, Avant Diagnostics Acquisition Corp. and Gregg Linn (collectively the “Defendants”) in the Circuit Court for Montgomery County, Maryland (Case Number 432180-V) (the “MD Court”), On or about June 8, 2017, the parties entered into a settlement agreement pursuant to which the Company agreed to pay Defendants an aggregate of approximately $154,000 in installments as set forth in the agreement. The first payment of $29,819.99 was made by the Defendants to Plaintiffs on or about July 10, 2017. As a result of the first payment being made pursuant to the agreement, Plaintiffs dismissed the action against the Defendants without prejudice on or about July 13, 2017. The foregoing description of the settlement agreement is qualified in its entirety by reference to the full text of the settlement agreement, which is filed as Exhibit 10.18 to this Current Report on Form 8-K and is incorporated by reference herein.

EGS Settlement

On or about January 23, 2017, Ellenoff Grossman & Schole LLP (“EGS”) filed a complaint (the “EGS Complaint”) in the Supreme Court of the State of New York, County of New York (the “Court”), Case No. 650328/2017, against the Company alleging, among other things, breach of contract, account stated and quantum meruit. On or about June 19, 2017, the Company entered into a settlement agreement with EGS settling all of the allegations set forth in the EGS Complaint. The settlement agreement provides (a) a release of all claims by both parties, and (b) payment of $40,000 to EGS in 10 equal installments.

SFRK Litigation

On or about June 27, 2017, Sichenzia Ross Ference Kesner LLP (“SRFK”) filed a complaint (the “SRFK Complaint”) in the Court Case No. 654465/2017, alleging, among other things, breach of contract, account stated, quantum meruit and unjust enrichment against the Company, in connection with a retainer agreement, dated March 8, 2016, by and between the Company and SRFK (the “Agreement”).   SRFK is seeking, among other things, compensatory damages in excess of $120,110, legal fees, interest and such other relief as the Court deems just and proper.  The Company denies the material allegations of the SRFK Complaint and intends to vigorously defend itself in this action. The results of any litigation are inherently uncertain and there can be no assurance that we will prevail in the litigation matter stated above or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit
3.1	Certificate of Withdrawal of Certificate of Designations, Preferences and Rights of Series B Preferred Stock.
4.1	Form of Senior Secured Promissory Note related to the June 2017 and August 2017 Financing with the June 2017 Investor
4.2	Form of Warrant related to the related to the June 2017 and August 2017 Financing with the June 2017 Investor
4.3	Form of Right related to the related to the June 2017 and August 2017 Financing with the June 2017 Investor
4.4	Coastal51 Note, dated November 15, 2016
4.5	Senior Secured Promissory Note, dated July 14, 2017
4.6	Form of Senior Secured Promissory Note, dated July 28, 2017
4.7	Senior Secured Promissory Note, dated August 8, 2017 issued to the August 2017 Investor
4.8	Warrant, dated August 8, 2017, issued to the August 2017 Investor
4.9	Purchase Right, dated August 8, 2017, issued to the August 2017 Investor
4.10	Senior Secured Promissory Note, dated September 5, 2017 issued to the September 2017 Investor
4.11	Warrant, dated September 5, 2017, issued to the September 2017 Investor
4.12	Purchase Right, dated September 5, 2017, issued to the September 2017 Investor
10.1	Form of Securities Purchase Agreement by and between Avant Diagnostics, Inc. and the June 2017 Investor related to the June 2017 and August 2017 Financing (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on June 21, 2017 and incorporated herein by reference)
10.2	Form of Pledge Agreement by and between Avant Diagnostics, Inc. and the June 2017 Investor related to the June 2017 and August 2017 Financing
10.3	Satisfaction of Note, dated July 6, 2017, by and between Avant Diagnostics, Inc. and Black Mountain Equity Partners LLP
10.4	Exchange Agreement, dated July 14, 2017, by and between Avant Diagnostics, Inc. and Coastal Investment Partners LLP
10.5	Pledge Agreement, dated July 14, 2017, by and between Avant Diagnostics, Inc. and Coastal Investment Partners LLP
10.6	Binding Letter of Intent, dated July 14, 2017, by and between Avant Diagnostics, Inc. and Coastal Investment Partners LLP
10.7	Form of Exchange Agreement, dated July 28, 2017
10.8	Form of Binding Letter of Intent, dated July 28, 2017
10.9	Securities Purchase Agreement, dated August 8, 2017, by and between Avant Diagnostics, Inc. and the August 2017 Investor
10.10	Pledge Agreement dated August 8, 2017, by and between Avant Diagnostics, Inc. and the August 2017 Investor
10.11	Binding Letter of Intent with June 2017 Investor and August 2017 Investor, dated August 25, 2017
10.12	Securities Purchase Agreement, dated September 5, 2017, by and between Avant Diagnostics, Inc. and the September 2017 Investor
10.13	Pledge Agreement dated September 5, 2017, by and between Avant Diagnostics, Inc. and the September 2017 Investor
10.14	Offer Letter, dated June 19, 2017, by and between Avant Diagnostics, Inc. and Philippe Goix
10.15	Settlement Agreement, dated June 2, 2017, by and between Avant Diagnostics, Inc. and Gregg Linn
10.16	Restricted Stock Grant Agreement, dated June 2, 2017, by and between Avant Diagnostics, Inc. and Gregg Linn
10.17	Second Amended and Restated Settlement Agreement, dated September 18, 2017, by and between the parties to the MemoryDx Litigation
10.18	Confidential Settlement Agreement, dated June 8, 2017, by and between the parties to the THI Litigation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANT DIAGNOSTICS, INC.

Dated: September 26, 2017	By:	/s/ Philippe Goix
Philippe Goix Chief Executive Officer